                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K


                                     CURRENT REPORT
                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934


                          Date of Report:  July 13, 1999
                         (Date of earliest event reported)




                                 INTEL CORPORATION
               (Exact name of registrant as specified in its charter)



        Delaware                     0-6217                 94-1672743
       ----------                   ---------             --------------
       (State of                  (Commission             (IRS Employer
     incorporation)               File Number)           Identification No.)




  2200 Mission College Blvd., Santa Clara, California            95052-8119
  ---------------------------------------------------            ----------
      (Address of principal executive offices)                   (Zip Code)



                                   (408) 765-8080
                                   --------------
                (Registrant's telephone number, including area code)


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 Item 5.       OTHER EVENTS

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended June 26, 1999 and forward-looking statements relating to 1999, the third quarter of 1999 and the second half of 1999, as presented in a press release of July 13, 1999.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

    (c)        Exhibits

               99.1 Financial information for Intel Corporation for the quarter ended June 26, 1999 and forward-looking statements relating to 1999, the third quarter of 1999 and the second half of 1999.

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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEL CORPORATION
                                              (Registrant)





Date:     July 13, 1999                 By:  /s/ ANDY D. BRYANT
                                             ------------------
                                             Andy D. Bryant
                                             Senior Vice President,
                                             Chief Financial Officer
                                             and Principal Accounting
                                             Officer